                                                                       Exhibit C


                             JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: February 13, 2002

                                             Dolan Family LLC

                                             By:
                                                 -------------------------------
                                                 Edward C. Atwood,
                                                 as Manager

                                             By:                *
                                                 -------------------------------

                                             Kathleen M. Dolan, individually and
                                             as Trustee for Dolan Descendants
                                             Trust, Dolan Progeny Trust, Dolan
                                             Grandchildren Trust, Dolan Spouse
                                             Trust, DC Kathleen Trust, and as
                                             Director of Dolan Children's
                                             Foundation

                                             By:                *
                                                 -------------------------------

                                             Marianne Dolan Weber. individually
                                             and as Trustee for Dolan
                                             Descendants Trust, Dolan Progeny
                                             Trust, Dolan Grandchildren Trust,
                                             Dolan Spouse Trust, DC Marianne
                                             Trust, and as Director of Dolan
                                             Children's Foundation

                                             By:                *
                                                 -------------------------------

                                             Deborah Dolan Sweeney, individually
                                             and as Trustee for Dolan
                                             Descendants Trust, Dolan Progeny
                                             Trust, Dolan Grandchildren Trust,
                                             Dolan Spouse Trust, DC Deborah
                                             Trust, and as Director of Dolan
                                             Children's Foundation

                                             By:                *
                                                 -------------------------------

                                             Paul J. Dolan, individually and as
                                             Trustee for Dolan Descendants
                                             Trust, Dolan Progeny Trust, Dolan
                                             Grandchildren Trust, Dolan Spouse
                                             Trust, DC James Trust, and DC
                                             Kathleen Trust

                                             By:                *
                                                 -------------------------------

*By: /s/ William A. Frewin, Jr.
     ----------------------------------
           William A. Frewin, Jr.
              Attorney-in-Fact


                                 Page 14 of 14